EXHIBIT 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION AS OF MARCH 31, 2016 REFLECTING THE INTEGRATED MERGER

The following unaudited pro forma condensed combined statement of financial condition gives effect to the acquisition by OceanFirst Financial Corp. (“OceanFirst”) of Cape Bancorp, Inc. (“Cape”) using the acquisition method of accounting assuming the acquisition was consummated on March 31, 2016. Cape was acquired by OceanFirst on May 2, 2016.

	OceanFirst Financial Corp. (As Reported)	Cape Bancorp, Inc. (As Reported)	Adjustments to Reflect Acquisition of Cape Bancorp, Inc.		OceanFirst Financial Corp. (Pro-forma)
(Dollars in thousands)
Assets
Cash, due from banks and interest-bearing bank balances and interest-bearing time deposits	$34,261	$24,399	$(39,076)	(a)	$19,584
Securities and Federal Home Loan Bank Stock	422,346	268,255	361	(b)	690,962
Loans receivable, net	1,996,993	1,172,028	(12,482)	(c)	3,156,539
Mortgage loans held for sale	3,386	—	—		3,386
Other assets	112,284	83,617	(6,616)	(d)	189,285
Deferred tax asset	16,786	11,496	11,602	(e)	39,884
Core deposit intangible	310	845	2,873	(f)	4,028
Goodwill	2,081	24,104	45,429	(g)	71,614

Total assets	$2,588,447	$1,584,744	$2,091		$4,175,282

Liabilities And Stockholders’ Equity
Deposits	$1,971,360	$1,239,001	$679	(h)	$3,211,040
Federal Home Loan Bank advances and other borrowings	358,330	168,844	879	(i)	528,053
Other liabilities	17,681	6,191	5,340	(j)	29,212

Total liabilities	2,347,371	1,414,036	6,898		3,768,305

Stockholders’ equity
Common stock	336	161	(161)	(k)	336
Additional paid-in capital	271,003	155,728	$10,173	(k)	436,904
Retained earnings	231,016	48,091	(48,091)	(k)	231,016
Accumulated other comprehensive loss	(5,923)	(757)	757	(k)	(5,923)
Less: Unallocated common stock held by
Employee Stock Ownership Plan	(2,974)	(7,144)	7,144	(k)	(2,974)
Treasury stock	(252,382)	(25,371)	25,371	(k)	(252,382)

Total stockholders’ equity	241,076	170,708	(4,807)		406,977

Total liabilities and stockholders’ equity	$2,588,447	$1,584,744	$2,091		$4,175,282

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements” below for additional information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2015 REFLECTING THE INTEGRATED MERGER

The following unaudited pro forma condensed combined statement of income for the year ended December 31, 2015 gives effect to OceanFirst’s acquisition of Cape using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2015. Cape was acquired by OceanFirst on May 2, 2016.

	OceanFirst Financial Corp. (As Reported)	Cape Bancorp, Inc. (As Reported)	Adjustments to Reflect Acquisition of Cape Bancorp, Inc.		OceanFirst Financial Corp. (Pro-forma)
(Dollars in thousands, except per share data)
INTEREST INCOME
Loans	$77,694	$46,372	$4,945	(l)	$129,011
Investment securities and other	8,169	4,703	(225)	(m)	12,647

Total interest income	85,863	51,075	4,720		141,658

INTEREST EXPENSE
Deposits	4,301	3,675	(565)	(n)	7,411
Borrowed funds	4,733	2,348	(362)	(o)	6,719

Total interest expense	9,034	6,023	(927)		14,130

Net interest income	76,829	45,052	5,647		127,528
Provision for loan losses	1,275	2,675	—		3,950

Net interest income after provision for loan losses	75,554	42,377	5,647		123,578

NON-INTEREST INCOME
Fees and service charges	14,116	4,099			18,215
Net gain on sale of loan servicing	111	—			111
Net gain on sale of loans available for sale	822	68			890
Net gain on sale of investment securities available for sale, net	—	150			150
Net loss from other real estate operations	(149)	(297)			(446)
Income from Bank Owned Life Insurance	1,501	1,211			2,712
Bargain purchase gain	—	6,479			6,479
Other	25	766			791

Total non-interest income	16,426	12,476	—		28,902

NON-INTEREST EXPENSE
Compensation and employee benefits	31,946	19,103			51,049
Occupancy and equipment	9,447	4,000	(79)	(p)	13,368
Other operating expense	17,483	13,507			30,990
Amortization of core deposit intangible	21	144	517	(q)	682
Merger related expense	1,878	2,305			4,183

Total non-interest expense	60,775	39,059	438		100,272

Income before provision for income taxes	31,205	15,794	5,209		52,208
Provision for income taxes	10,883	3,639	1,823	(r)	16,345

Net income	$20,322	$12,155	$3,386		$35,863

Net income per common share
Basic	$1.22	$0.97			1.46
Diluted	$1.21	$0.96			1.43
Weighted average common shares
Basic	16,600	12,548	(4,533)	(s)	24,615
Diluted	16,811	12,718	(4,533)	(s)	24,996

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements” below for additional information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2016 REFLECTING THE INTEGRATED MERGER

The following unaudited pro forma condensed combined statement of income for the three months ended March 31, 2016 gives effect to OceanFirst’s acquisition of Cape using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2016. Cape was acquired by OceanFirst on May 2, 2016.

	OceanFirst Financial Corp. (As Reported)	Cape Bancorp, Inc. (As Reported)	Adjustments to Reflect Acquisition of Cape Bancorp, Inc.		OceanFirst Financial Corp. (Pro-forma)
(Dollars in thousands, except per share data)
INTEREST INCOME
Loans	$21,035	$13,794	$1,482	(l)	$36,311
Investment securities and other	2,038	1,359	(58)	(m)	3,339

Total interest income	23,073	15,153	1,424		39,650

INTEREST EXPENSE
Deposits	1,271	1,030	(230)	(n)	2,071
Borrowed funds	1,243	626	(125)	(o)	1,744

Total interest expense	2,514	1,656	(355)		3,815

Net interest income	20,559	13,497	1,779		35,835
Provision for loan losses	563	1,216	—		1,779

Net interest income after provision for loan losses	19,996	12,281	1,779		34,056

NON-INTEREST INCOME
Fees and service charges	3,274	1,046			4,320
Net gain on sale of loans available for sale	179	91			270
Net gain on sale of investment securities available for sale, net	—	244			244
Net loss (gain) from other real estate operations	(406)	152			(254)
Income from Bank Owned Life Insurance	319	328			647
Other	10	112			122

Total non-interest income	3,376	1,973	—		5,349

NON-INTEREST EXPENSE
Compensation and employee benefits	8,466	4,876			13,342
Occupancy and equipment	2,595	1,099	(20)	(p)	3,674
Other operating expense	4,240	3,214			7,454
Amortization of core deposit intangible	13	48	121	(q)	182
Merger related expense	1,402	1,093			2,495

Total non-interest expense	16,716	10,330	101		27,147

Income before provision for income taxes	6,656	3,924	1,678		12,258
Provision for income taxes	2,451	1,924	587	(r)	4,962

Net income	$4,205	$2,000	$1,091		$7,296

Net income per common share
Basic	$0.25	$0.16			0.29
Diluted	$0.25	$0.15			0.28
Weighted average common shares
Basic	16,906	12,815	(4,533)	(s)	25,188
Diluted	17,118	13,107	(4,533)	(s)	25,692

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements” below for additional information.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(a)	Adjustment reflects payment of transaction expenses of $8.6 million (which includes certain cash payments made to Cape executive officers pursuant to the terms of their change in control agreements) and payment of cash consideration of $30.5 million to Cape stockholders, representing $2.25 for each share of Cape common stock held by Cape stockholders.

(b)	Adjustment reflects the fair value premium on investment securities held to maturity.

(c)	Adjustment reflects elimination of Cape’s historical allowance for loan losses, a fair value premium due to interest rates, a fair value discount due to credit and a net reversal of net deferred fees, premiums and discounts.

(d)	Adjustment reflects the fair value discount on land and buildings and other real estate owned.

(e)	Adjustment reflects the tax impact of pro forma accounting fair value adjustments.

(f)	Adjustment reflects the fair value of acquired core deposit intangible of $3.7 million, net of Cape’s existing core deposit intangible of $845,000. The core deposit intangible is calculated as the present value of the difference between a market participant’s cost of obtaining alternative funds and the cost to maintain the acquired deposit base. Deposit accounts that are evaluated as part of the core deposit intangible include demand deposit, money market and savings accounts.

(g)	Adjustment reflects the excess of the purchase price over the fair value of net assets acquired, net of Cape’s existing goodwill balance. The purchase price is based upon $19.48 per share, the closing price of OceanFirst common stock on April 29, 2016, the last trading date before the closing.

(h)	Adjustment reflects the fair value premium on time deposits which was calculated by discounting future contractual payments at a current market interest rate.

(i)	Adjustment reflects the fair value premium on borrowings which was calculated by discounting future contractual payments at a current market interest rate.

(j)	Adjustment reflects an increase in the obligation for Cape’s defined benefit pension plan based on estimated fair value.

(k)	Adjustment reflects elimination of Cape’s historical stockholder’s equity and the issuance of OceanFirst common stock by OceanFirst as a portion of the merger consideration.

(l)	Interest income on loans was adjusted to reflect the difference between the contractual interest rate earned on loans and estimated discount accretion over the remaining life of the acquired loans based on current market yields for similar loans.

(m)	Interest income on securities was adjusted to reflect the difference between the contractual interest rate earned on securities and estimated premium amortization over the remaining life of the securities based on current market yields for similar securities.

(n)	Interest expense on deposits was adjusted to reflect the amortization of the time deposit fair value premium over the remaining life of the deposits.

(o)	Interest expense on borrowings was adjusted to reflect the amortization of the estimated fair value premium over the remaining life of the borrowings.

(p)	Adjustment to depreciation expense relating to the fair value discount on buildings over their estimated useful life.

(q)	Adjustment reflects the amortization of core deposit intangible over an estimated ten year useful life and calculated on a sum of the years digits basis.

(r)	Adjustment reflects the tax impact of the pro forma purchase accounting adjustments.

(s)	Adjustment reflects the conversion of pro forma weighted average shares (basic and diluted) reported by Cape into equivalent shares of OceanFirst common stock based on the exchange ratio.